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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K
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                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               March 10, 2003
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              Date of report (Date of earliest event reported)




                           THE ALPINE GROUP, INC.
           (Exact name of registrant as specified in its charter)


     Delaware                     1-9078                     22-1620387
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(State or other           (Commission File Number)       (I.R.S. Employer
jurisdiction of                                          Identification Number)
incorporation)



    ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY               07073
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    (Address of principal executive offices)                   (Zip Code)



    Registrant's telephone number, including area code      (201) 549-4400
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       (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         The Board of Directors of The Alpine Group, Inc. (the "Company") has approved Amendment No. 1, dated March 10, 2003, to the Rights Agreement, dated as of February 17, 1999 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as rights agent. The amendment corrects a defect in the definition of "Acquiring Person" to ensure that the Rights Agreement operates in a manner consistent with actions approved by the Board of Directors of the Company (and its committees) with respect to grants of stock options and restricted stock to officers of the Company, including under contractual commitments. The amendment also provides that Steven S. Elbaum, Chairman of the Board and Chief Executive Officer of the Company, who currently beneficially owns approximately 20.5% of the outstanding common stock of the Company, would not become an "Acquiring Person" unless he acquires beneficial ownership of more than 40% of the outstanding common stock of the Company. Mr. Elbaum has no current plans or proposals to acquire additional shares of common stock of the Company other than pursuant to existing compensatory arrangements with the Company, but may, from time to time, acquire additional shares of common stock of the Company in public market transactions.

         The amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

         Exhibit 4.1 -  Amendment No. 1, dated March 10, 2003, to the
                        Rights Agreement, dated as of February 17, 1999, between The Alpine Group, Inc. and American Stock Transfer & Trust Company, as rights agent.

                                     2

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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE ALPINE GROUP, INC.



Date:    March 10, 2003               By /s/ David S. Aldridge
                                           Name:  David S. Aldridge
                                           Title:  Chief Financial Officer

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                               EXHIBIT INDEX

Exhibit
Number     Description

4.1 Amendment No. 1, dated March 10, 2003, to the Rights Agreement, dated as of February 17, 1999, between The Alpine Group, Inc. and American Stock Transfer & Trust Company, as rights agent.

                                     4